Exhibit 99.1
CONSENT OF CBRE, INC. DBA CBRE HOTELS
Carey Watermark Investors 2 Incorporated:
We hereby consent to the references to our firm and description of our role in the appraisal of the fair market value of Carey Watermark Investors 2 Incorporated’s (the “Company”) real estate portfolio as of December 31, 2016, included in this Current Report on Form 8-K, as amended (the “Current Report”), and incorporated by reference into the Company’s Registration Statement on Form S-11 (File No. 333-196681) and the related prospectus included therein.

/s/ CBRE, Inc. dba CBRE Hotels
By:	CBRE, Inc. dba CBRE Hotels